                                                                    Exhibit 99.6


                    [FORM OF BENEFICIAL OWNER ELECTION FORM]

      I (we) acknowledge receipt of your letter and the enclosed materials relating to the offering of (i) rights (the "Series A Rights") to purchase shares of Series A common stock, par value $0.01 per share (the "Series A Common Stock"), of Liberty Media Corporation (the "Company"), and (ii) rights (the "Series B Rights") to purchase shares of Series B common stock, par value $.01 per share (the "Series B Common Stock"), of the Company.

      In Part I of this form, I (we) instruct you whether to exercise, sell or transfer the Series A Rights distributed with respect to the Series A Common Stock held by you for my (our) account, pursuant to the terms and subject to the
conditions set forth in the prospectus dated       , 2002 (the "Prospectus").
                                             ------
      In Part II of this form, I (we) instruct you whether to exercise, sell or transfer the Series B Rights distributed with respect to the Series B Common Stock held by you for my (our) account, pursuant to the terms and subject to the conditions set forth in the Prospectus.

                                     PART I

                  COMPLETE ONLY IF BENEFICIAL OWNER OF SERIES A
                    COMMON STOCK OF LIBERTY MEDIA CORPORATION

      BOX 1. [_]  Please do not exercise Series A Rights for shares of Series A
                  Common Stock.

      BOX 2. [_]  Please exercise Series A Rights for shares of Series A Common
                  Stock as set forth below:

                     Number of             Subscription Price       Payment
                     Series A Rights       ------------------       -------
                     ---------------

Basic Subscription
Privilege:                             X   $                    =   $            (Line 1)
                     ---------------        -----------------        -----------

Oversubscription
Privilege:                             X   $                    =   $            (Line 2)
                     ---------------        -----------------        -----------


      By exercising the oversubscription privilege (the "Oversubscription Privilege"), I (we) hereby represent and certify that I (we) have fully exercised my (our) basic subscription privilege (the "Basic Subscription Privilege") received in respect of shares of Series A Common Stock held in the below-described capacity.

      Total Payment Required = $
      (Sum of Lines 1 and 2; must equal total of amounts in Boxes 3 and 4).

      BOX 3. [_]  Payment in the following amount is enclosed:

      BOX 4. [_]  Please deduct payment from the following account maintained by you as follows:

      ---------------------------------------   --------------------------------
      Type of Account                           Account No.

      Amount to be deducted: $
                              ---------------

      Date:                , 2002
            ---------------                     --------------------------------
                                                Signature

      BOX 5 [_]   Please exchange the principal amount of the series of debt securities of the Company indicated below, held by you for the account or benefit of the undersigned, for the number of shares of the applicable series of common stock indicated below.*

                                                                     PRINCIPAL
DEBT SECURITIES                                   CUSIP NUMBER    AMOUNT EXCHANGED

7 7/8% senior notes due July 15, 2009               530715AB7       $[       ]
                                                                      -------
8 1/2% senior debentures due January 15, 2029       530715AD3       $[       ]
                                                                      -------
8 1/4% senior debentures due February 1, 2030       530715AJ0       $[       ]
                                                                      -------
7 3/4% senior notes due July 15, 2009               530718AA3       $[       ]
                                                                      -------

      *Debt securities may be tendered only in increments of $1,000 principal amount in exchange for the integral multiples of shares of Series A Common Stock indicated in the Prospectus.

      BOX 6. [_]  Please sell        of my Series A Rights.
                              ------
      BOX 7. [_]  Please have [            ] effect my specific instructions
                               ------------
                  that I have attached hereto and for which I have had an Eligible Institution guarantee my signature.

                                   Signature(s):
                                                 -------------------------------

                                   Signature(s):
                                                 -------------------------------
                                                     (If held jointly)

Please type or print name(s) below:

-----------------------------------

-----------------------------------

Signature(s) Guaranteed by:


-------------------------------
Eligible Institution

                                     PART II

                  COMPLETE ONLY IF BENEFICIAL OWNER OF SERIES B
                    COMMON STOCK OF LIBERTY MEDIA CORPORATION

      BOX 1. [_]  Please do not exercise Series B Rights for shares of Series B
                  Common Stock.

      BOX 2. [_]  Please exercise Series B Rights for shares of Series B Common
                  Stock as set forth below:

                     Number of             Subscription Price       Payment
                     Series B Rights       ------------------       -------
                     ---------------

Basic Subscription
Privilege:                             X   $                    =   $            (Line 1)
                     ---------------        -----------------        -----------

Oversubscription
Privilege:                             X   $                    =   $            (Line 2)
                     ---------------        -----------------        -----------

      By exercising the Oversubscription Privilege, I (we) hereby represent and certify that I (we) have fully exercised my (our) Basic Subscription Privilege received in respect of shares of Series B Common Stock held in the below-described capacity.

      Total Payment Required = $
      (Sum of Lines 1 and 2; must equal total of amounts in Boxes 3 and 4).

      BOX 3. [_]  Payment in the following amount is enclosed:

      BOX 4. [_]  Please deduct payment from the following account maintained by you as follows:


      ------------------------------------     -----------------------------
             Type of Account                   Account No.

      Amount to be deducted: $
                              ------------

      Date:                , 2002
            ---------------                   ------------------------------
                                              Signature

      BOX 5 [_]   Please exchange the principal amount of the series of debt securities of the Company indicated below, held by you for the account or benefit of the undersigned, for the number of shares of the applicable series of common stock indicated below.*

                                                                     PRINCIPAL
DEBT SECURITIES                                  CUSIP NUMBER    AMOUNT EXCHANGED
7 7/8% senior notes due July 15, 2009              530715AB7        $[       ]
                                                                      -------
8 1/2% senior debentures due January 15, 2029      530715AD3        $[       ]
                                                                      -------
8 1/4% senior debentures due February 1, 2030      530715AJ0        $[       ]
                                                                      -------
7 3/4% senior notes due July 15, 2009              530718AA3        $[       ]
                                                                      -------

      *Debt securities may be tendered only in increments of $1,000 principal amount in exchange for the integral multiples of shares of Series B Common Stock indicated in the Prospectus.

      BOX 6. [_]  Please sell        of my Rights.
                              ------
      BOX 7. [_]  Please have [               ] effect my specific instructions
                               ---------------
                  that I have attached hereto and for which I have had an Eligible Institution guarantee my signature.

                                    Signature(s):
                                                 -------------------------------

                                    Signature(s):
                                                 -------------------------------
                                                     (If held jointly)

Please type or print name(s) below:

-----------------------------------

-----------------------------------

Signature(s) Guaranteed by:


------------------------
Eligible Institution